EXHIBIT C

CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                         PERIOD ENDING JANUARY 31, 2001

The information which is required to be prepared with respect to the Payment Date of February 20, 2001, and with respect to the performance of the Trust during the period of January 1, 2001 through January 31, 2001 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.


I.       Information regarding the current monthly principal distribution to the
         Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The amount of distribution in respect to principal payment to the Class A Noteholder ....      $                -
                                                                                                                 -------------------

              2.  The amount of distribution in respect to principal payment to the Class B Noteholder ....      $                -
                                                                                                                 -------------------

              3.  The amount of distribution in respect to principal payment to the Class C Noteholder ....      $                -
                                                                                                                 -------------------

              4.  The amount of distribution in respect to principal payment to the Class D Noteholder ....      $                -
                                                                                                                 -------------------

II.      Information regarding the current monthly interest distribution to the
         Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The amount of distribution in respect to the Class A Monthly Interest ...................      $          4.83837
                                                                                                                 -------------------

              2.  The amount of distribution in respect to the Class B Monthly Interest ...................      $          5.14448
                                                                                                                 -------------------

              3.  The amount of distribution in respect to the Class C Monthly Interest ...................      $          5.70837
                                                                                                                 -------------------

              4.  The amount of distribution in respect to the Class D Monthly Interest ...................      $          7.11809
                                                                                                                 -------------------

III.     Information regarding the total monthly distribution to the Noteholder
         (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The total amount of distribution in respect to the Class A Noteholder ...................      $          4.83837
                                                                                                                 -------------------

              2.  The total amount of distribution in respect to the Class B Noteholder ...................      $          5.14448
                                                                                                                 -------------------

              3.  The total amount of distribution in respect to the Class C Noteholder ...................      $          5.70837
                                                                                                                 -------------------

              4.  The total amount of distribution in respect to the Class D Noteholder ...................      $          7.11809
                                                                                                                 -------------------

IV.      Information regarding the performance of the Advanta Business Card Master Trust

              1.  The aggregate amount of such Collections with respect to Principal
                  Receivables for the Monthly Period preceding such Payment Date ..........................      $   303,973,280.02
                                                                                                                 -------------------

              2.  The aggregate amount of such Collections with respect to Finance Charge and
                  Administrative Receivables for the Monthly Period preceding such Payment Date ...........      $    36,553,471.28
                                                                                                                 -------------------

              3.  Recoveries for the preceding Monthly Period .............................................      $       424,192.34
                                                                                                                 -------------------

              4.  The Defaulted Amount for the preceding Monthly Period ...................................      $     9,292,799.54
                                                                                                                 -------------------

              5.  The total amount of Principal Receivables in the trust at the beginning of
                  the preceding Monthly Period ............................................................      $ 1,584,556,487.66
                                                                                                                 -------------------

              6.  The total amount of Principal Receivables in the trust as of the last day of
                  the preceding Monthly Period ............................................................      $ 1,591,838,071.68
                                                                                                                 -------------------

              7.  The total amount of Finance Charge and Administrative Receivables in the Trust
                  as of the last day of the preceding Monthly Period ......................................      $    31,975,687.79
                                                                                                                 -------------------

              8.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding
                  as of the last day of the preceding Monthly Period ......................................      $ 1,297,068,063.00
                                                                                                                 -------------------

              9.  The Transferor Interest as of the last day of the preceding Monthly Period ..............      $   294,770,008.68
                                                                                                                 -------------------

              10.  The Transferor Percentage as of the last day of the preceding Monthly Period ...........                   18.52%
                                                                                                                 -------------------

              11.  The Required Transferor Percentage .....................................................                    7.00%
                                                                                                                 -------------------

              12.  The monthly principal payment rate for the preceding Monthly Period ....................                  19.183%
                                                                                                                 -------------------

              13.  The balance in the Excess Funding Account as of the last day of the
                   preceding Monthly Period ...............................................................      $                -
                                                                                                                 -------------------

              14.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                           Percentage         Aggregate
                                                                            of Total           Account
                                                                           Receivables         Balance
                   (a) Delinquent between 30 days and 59 days                   1.682%     $ 27,307,875.97
                   (b) Delinquent between 60 days and 89 days                   1.071%     $ 17,392,675.80
                   (c) Delinquent between 90 days and 119 days                  0.896%     $ 14,554,151.82
                   (d) Delinquent between 120 days and 149 days                 0.723%     $ 11,742,642.92
                   (e) Delinquent between 150 days and 179 days                 0.693%     $ 11,259,729.03
                   (f) Delinquent 180 days or greater                           0.004%         $ 68,306.97
                                                                           -----------     ---------------
                   (e) Aggregate                                                5.070%     $ 82,325,382.51
                                                                           ===========     ===============

V.       Information regarding Series 2000-C

              1.   The amount of Principal Receivables in the Trust  represented by the Invested
                   Amount of Series 2000-C as of the last day of the related Monthly Period                        $ 600,000,000.00
                                                                                                                   -----------------

              2.   The amount of Principal Receivables in the Trust represented by the Adjusted
                   Invested Amount of Series 2000-C on the last day of the related Monthly Period                  $ 600,000,000.00
                                                                                                                   -----------------
                                                                                                     NOTE FACTORS
              3.   The amount of Principal Receivables in the Trust represented by the Class A
                   Note Principal Balance on the last day of the related Monthly Period                   1.0000   $ 480,000,000.00
                                                                                                                   -----------------

              4.   The amount of Principal Receivables in the Trust represented by the Class B
                   Note Principal Balance on the last day of the related Monthly Period                   1.0000   $  57,000,000.00
                                                                                                                   -----------------

              5.   The amount of Principal Receivables in the Trust represented by the Class C
                   Note Principal Balance on the last day of the related Monthly Period                   1.0000   $  42,000,000.00
                                                                                                                   -----------------

              6.   The amount of Principal Receivables in the trust represented by the Class D
                   Note Principal Balance on the last day of the related Monthly Period                   1.0000   $  21,000,000.00
                                                                                                                   -----------------

              7.  The Floating Investor Percentage with respect to the period:

              January 1, 2001 through January 23, 2001                                                                        37.87%
                                                                                                                   -----------------
              January 24, 2001 through January 31, 2001                                                                       37.66%
                                                                                                                   -----------------

              8.  The Fixed Investor Percentage with respect to the period:

              January 1, 2001 through January 23, 2001                                                                     N/A
                                                                                                                   -----------------
              January 24, 2001 through January 31, 2001                                                                    N/A
                                                                                                                   -----------------

              9a.  The amount of Available Finance Charge Collections on deposit in the
                   Collection Account on the related Payment Date                                                  $  11,668,179.85
                                                                                                                   -----------------

              9b.  The amount of Available Finance Charge Collections not on deposit in the
                   Collection Account on the related Payment Date pursuant to Section 8.04(a)
                   of the Master Indenture                                                                         $   2,211,534.13
                                                                                                                   -----------------

              10.  The Investor Default Amount for the related Monthly Period                                      $   3,515,076.29
                                                                                                                   -----------------

              11.  The Monthly Servicing Fee for the related Monthly Period                                         $  1,000,000.00
                                                                                                                    ----------------

              12.  Trust yields for the related Monthly Period

                          a.  The cash yield for the related Monthly Period                                                   27.76%
                                                                                                                    ----------------

                          b.  The default rate for the related Monthly Period                                                  7.03%
                                                                                                                    ----------------

                          c.  The Net Portfolio Yield for the related Monthly Period                                          20.73%
                                                                                                                    ----------------

                          d.  The Base Rate for the related Monthly Period                                                     8.01%
                                                                                                                    ----------------

                          e.  The Excess Spread Percentage for the related Monthly Period                                     12.72%
                                                                                                                    ----------------

                          f.  The Quarterly Excess Spread Percentage for the related Monthly Period                            9.97%
                                                                                                                    ----------------

                                       I) Excess Spread Percentage related to        Jan-01                                   12.72%
                                                                                                                    ----------------

                                       ii) Excess Spread Percentage related to       Dec-00                                    7.63%
                                                                                                                    ----------------

                                       iii) Excess Spread Percentage related to      Nov-00                                    9.56%
                                                                                                                    ----------------

              13.  Floating Rate Determinations:

                   LIBOR for the Interest Period from January 22 through and including February 19, 2001                    5.83625%
                                                                                                                    ----------------

              14.  Principal Funding Account

                          a.   The amount on deposit in the Principal Funding Account on the related
                               Payment Date (after taking into consideration deposits and withdraws for
                               the related Payment Date)                                                            $             -
                                                                                                                    ----------------

                          b.   The Accumulation Shortfall with respect to the related Monthly Period                $             -
                                                                                                                    ----------------

                          c.   The Principal Funding Investment Proceeds deposited in the Collection
                               Account to be treated as Available Finance Charge Collections                        $             -
                                                                                                                    ----------------

              15.  Reserve Account

                          a.   The amount on deposit in the Reserve Account on the related Payment
                               Date (after taking into consideration deposits and withdraws for the
                               related Payment Date)                                                                $             -
                                                                                                                    ----------------

                          b.   The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                               Collections                                                                          $             -
                                                                                                                    ----------------

                          c.   Interest earnings on the Reserve Account deposited into the Collection
                               Account to be treated as Available Finance Charge Collections                        $             -
                                                                                                                    ----------------

              16.  Cash Collateral Account

                          a.   The Required Cash Collateral Account Amount on the related Payment Date              $ 10,500,000.00
                                                                                                                    ----------------

                          b.   The Available Cash Collateral Account Amount on the related Payment Date             $ 10,500,000.00
                                                                                                                    ----------------

              17.  Investor Charge-Offs

                          a.   The aggregate amount of Investor Charge-Offs for the related Monthly Period          $             -
                                                                                                                    ----------------

                          b.   The aggregate amount of Investor Charge-Offs reimbursed
                               on the Payment Date                                                                  $             -
                                                                                                                    ----------------

              18.  The Monthly Principal Reallocation Amount for the related Monthly Period                         $             -
                                                                                                                    ----------------


          Advanta Bank Corp.
          as Servicer

          By:         /s/ KIRK WEILER
          Name:       Kirk Weiler
          Title:      VP of Finance/Treasurer

EXHIBIT C

CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                         PERIOD ENDING JANUARY 31, 2001

The information which is required to be prepared with respect to the Payment Date of February 20, 2001, and with respect to the performance of the Trust during the period of January 1, 2001 through January 31, 2001 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.


I.       Information regarding the current monthly principal distribution to the
         Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The amount of distribution in respect to principal payment to the Class A Noteholder ....      $                -
                                                                                                                 -------------------

              2.  The amount of distribution in respect to principal payment to the Class B Noteholder ....      $                -
                                                                                                                 -------------------

              3.  The amount of distribution in respect to principal payment to the Class C Noteholder ....      $                -
                                                                                                                 -------------------

              4.  The amount of distribution in respect to principal payment to the Class D Noteholder ....      $                -
                                                                                                                 -------------------

II.      Information regarding the current monthly interest distribution to the
         Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The amount of distribution in respect to the Class A Monthly Interest ...................      $          4.90281
                                                                                                                 -------------------

              2.  The amount of distribution in respect to the Class B Monthly Interest ...................      $          5.26531
                                                                                                                 -------------------

              3.  The amount of distribution in respect to the Class C Monthly Interest ...................      $          5.86948
                                                                                                                 -------------------

              4.  The amount of distribution in respect to the Class D Monthly Interest ...................      $          7.92365
                                                                                                                 -------------------

III.     Information regarding the total monthly distribution to the Noteholder
         (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The total amount of distribution in respect to the Class A Noteholder ...................      $          4.90281
                                                                                                                 -------------------

              2.  The total amount of distribution in respect to the Class B Noteholder ...................      $          5.26531
                                                                                                                 -------------------

              3.  The total amount of distribution in respect to the Class C Noteholder ...................      $          5.86948
                                                                                                                 -------------------

              4.  The total amount of distribution in respect to the Class D Noteholder ...................      $          7.92365
                                                                                                                 -------------------

IV.      Information regarding the performance of the Advanta Business Card Master Trust

              1.  The aggregate amount of such Collections with respect to Principal
                  Receivables for the Monthly Period preceding such Payment Date ..........................      $   303,973,280.02
                                                                                                                 -------------------

              2.  The aggregate amount of such Collections with respect to Finance Charge and
                  Administrative Receivables for the Monthly Period preceding such Payment Date ...........      $    36,553,471.28
                                                                                                                 -------------------

              3.  Recoveries for the preceding Monthly Period .............................................      $       424,192.34
                                                                                                                 -------------------

              4.  The Defaulted Amount for the preceding Monthly Period ...................................      $     9,292,799.54
                                                                                                                 -------------------

              5.  The total amount of Principal Receivables in the trust at the beginning of
                  the preceding Monthly Period ............................................................      $ 1,584,556,487.66
                                                                                                                 -------------------

              6.  The total amount of Principal Receivables in the trust as of the last day of
                  the preceding Monthly Period ............................................................      $ 1,591,838,071.68
                                                                                                                 -------------------

              7.  The total amount of Finance Charge and Administrative Receivables in the Trust
                  as of the last day of the preceding Monthly Period ......................................      $    31,975,687.79
                                                                                                                 -------------------

              8.  The aggregated Adjusted Invested Amounts of all Series of Notes outstanding
                  as of the last day of the preceding Monthly Period ......................................      $ 1,297,068,063.00
                                                                                                                 -------------------

              9.  The Transferor Interest as of the last day of the preceding Monthly Period ..............      $   294,770,008.68
                                                                                                                 -------------------

              10.  The Transferor Percentage as of the last day of the preceding Monthly Period ...........                   18.52%
                                                                                                                 -------------------

              11.  The Required Transferor Percentage .....................................................                    7.00%
                                                                                                                 -------------------

              12.  The monthly principal payment rate for the preceding Monthly Period ....................                  19.183%
                                                                                                                 -------------------

              13.  The balance in the Excess Funding Account as of the last day of the
                   preceding Monthly Period ...............................................................      $                -
                                                                                                                 -------------------

              14.  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                           Percentage         Aggregate
                                                                            of Total           Account
                                                                           Receivables         Balance
                   (a) Delinquent between 30 days and 59 days                   1.682%     $ 27,307,875.97
                   (b) Delinquent between 60 days and 89 days                   1.071%     $ 17,392,675.80
                   (c) Delinquent between 90 days and 119 days                  0.896%     $ 14,554,151.82
                   (d) Delinquent between 120 days and 149 days                 0.723%     $ 11,742,642.92
                   (e) Delinquent between 150 days and 179 days                 0.693%     $ 11,259,729.03
                   (f) Delinquent 180 days or greater                           0.004%     $     68,306.97
                                                                           -----------     ---------------
                   (e) Aggregate                                                5.070%     $ 82,325,382.51
                                                                           ===========     ===============

V.       Information regarding Series 2000-B

              1.   The amount of Principal Receivables in the Trust  represented by the Invested
                   Amount of Series 2000-B as of the last day of the related Monthly Period                        $ 400,000,000.00
                                                                                                                   -----------------

              2.   The amount of Principal Receivables in the Trust represented by the Adjusted
                   Invested Amount of Series 2000-B on the last day of the related Monthly Period                  $ 400,000,000.00
                                                                                                                   -----------------
                                                                                                     NOTE FACTORS
              3.   The amount of Principal Receivables in the Trust represented by the Class A
                   Note Principal Balance on the last day of the related Monthly Period                   1.0000   $ 320,000,000.00
                                                                                                                   -----------------

              4.   The amount of Principal Receivables in the Trust represented by the Class B
                   Note Principal Balance on the last day of the related Monthly Period                   1.0000   $  38,000,000.00
                                                                                                                   -----------------

              5.   The amount of Principal Receivables in the Trust represented by the Class C
                   Note Principal Balance on the last day of the related Monthly Period                   1.0000   $  28,000,000.00
                                                                                                                   -----------------

              6.   The amount of Principal Receivables in the trust represented by the Class D
                   Note Principal Balance on the last day of the related Monthly Period                   1.0000   $  14,000,000.00
                                                                                                                   -----------------

              7.  The Floating Investor Percentage with respect to the period:

              January 1, 2001 through January 23, 2001                                                                        25.24%
                                                                                                                   -----------------
              January 24, 2001 through January 31, 2001                                                                       25.11%
                                                                                                                   -----------------

              8.  The Fixed Investor Percentage with respect to the period:

              January 1, 2001 through January 23, 2001                                                                     N/A
                                                                                                                   -----------------
              January 24, 2001 through January 31, 2001                                                                    N/A
                                                                                                                   -----------------

              9a.  The amount of Available Finance Charge Collections on deposit in the
                   Collection Account on the related Payment Date                                                  $   7,777,516.61
                                                                                                                   -----------------

              9b.  The amount of Available Finance Charge Collections not on deposit in the
                   Collection Account on the related Payment Date pursuant to Section 8.04(a)
                   of the Master Indenture                                                                         $   1,474,129.27
                                                                                                                   -----------------

              10.  The Investor Default Amount for the related Monthly Period                                      $   2,342,960.24
                                                                                                                   -----------------

              11.  The Monthly Servicing Fee for the related Monthly Period                                         $    666,666.67
                                                                                                                    ----------------

              12.  Trust yields for the related Monthly Period

                          a. The cash yield for the related Monthly Period                                                    27.76%
                                                                                                                    ----------------

                          b. The default rate for the related Monthly Period                                                   7.03%
                                                                                                                    ----------------

                          c. The Net Portfolio Yield for the related Monthly Period                                           20.73%
                                                                                                                    ----------------

                          d.  The Base Rate for the related Monthly Period                                                     8.13%
                                                                                                                    ----------------

                          e.  The Excess Spread Percentage for the related Monthly Period                                     12.60%
                                                                                                                    ----------------

                          f.  The Quarterly Excess Spread Percentage for the related Monthly Period                           10.29%
                                                                                                                    ----------------

                                       I) Excess Spread Percentage related to        Jan-01                                   12.60%
                                                                                                                    ----------------

                                       ii) Excess Spread Percentage related to       Dec-00                                    7.97%
                                                                                                                    ----------------

                                       iii) Excess Spread Percentage related to      Nov-00                                    N/A
                                                                                                                    ----------------

              13.  Floating Rate Determinations:

                   LIBOR for the Interest Period from January 22 through and including February 19, 2001                    5.83625%
                                                                                                                    ----------------

              14.  Principal Funding Account

                          a.   The amount on deposit in the Principal Funding Account on the related
                               Payment Date (after taking into consideration deposits and withdraws for
                               the related Payment Date)                                                            $             -
                                                                                                                    ----------------

                          b.  The Accumulation Shortfall with respect to the related Monthly Period                 $             -
                                                                                                                    ----------------

                          c.  The Principal Funding Investment Proceeds deposited in the Collection
                               Account to be treated as Available Finance Charge Collections                        $             -
                                                                                                                    ----------------

              15.  Reserve Account

                          a.  The amount on deposit in the Reserve Account on the related Payment
                                Date (after taking into consideration deposits and withdraws for the
                                related Payment Date)                                                               $             -
                                                                                                                    ----------------

                          b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                               Collections                                                                          $             -
                                                                                                                    ----------------

                          c.  Interest earnings on the Reserve Account deposited into the Collection
                               Account to be treated as Available Finance Charge Collections                        $             -
                                                                                                                    ----------------

              16.  Cash Collateral Account

                          a.  The Required Cash Collateral Account Amount on the related Payment Date               $  7,000,000.00
                                                                                                                    ----------------

                          b.  The Available Cash Collateral Account Amount on the related Payment Date              $  7,000,000.00
                                                                                                                    ----------------

              17.  Investor Charge-Offs

                          a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period           $             -
                                                                                                                    ----------------

                          b.  The aggregate amount of Investor Charge-Offs reimbursed
                               on the Payment Date                                                                  $             -
                                                                                                                    ----------------

              18.  The Monthly Principal Reallocation Amount for the related Monthly Period                         $             -
                                                                                                                    ----------------


          Advanta Bank Corp.
          as Servicer

          By:         /s/ KIRK WEILER
          Name:       Kirk Weiler
          Title:      VP of Finance/Treasurer